Exhibit 99.2

www.j2global.com Investor Presentation Sidoti & Company, LLC Emerging Growth Institutional Investor Forum (Based upon Third Quarter 2003 results) January 8, 2004

j2 Global

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled "2003 Financial Guidance". These forward-looking statements are based on management's current expectations or beliefs as of January 8, 2004 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of January 8, 2004 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

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j2 Global Communications, Inc.

• ours us by results locations signatures traffic to filed Factors operating rights increased superior reports desirable digital other of in property Risk condition, terms technologies the adoption accommodate new and carry-forwards to financial intellectual of 3/31/03 acceptable loss party widespread on profitability on regulations third prospects, or or infrastructure development filed coverage email operating of 10K quantities Internet net party employees business, revenue of security network Form or use state violations third key our base, geographic or and relationships on sufficient and network or other cause and in and Report affected: customer increased federal or systems change, could to protection our preferences marketing our features numbers due our system officers and Annual in telecommunications of SEC others, adversely property of our quality, upgrade technological customer in the growth telephone services usability breach and of executive suppliers with among to forth materially price, burdensome fax the or of of party set time be sustain in obtain on intellectual adapt of expand forecast to factors, to to to use failures to services third to factors time flows of of following cash Inability Competition Inability Enactment Reduced Limitations Inadequate System Failure Inability Inaccurate Loss Loss Other from • • • • • • • • • • • • • • The and • 3

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world. 4

5

Unique Assets $7.2 MM and growing Corporate a Paid Q3 Earnings: a 6.7MM+ unique DIDs worldwide in inventory 7 issued U.S. Patents, with 8 Patents pending sales, transaction processing Customer migration from Free $18.9 MM 26 consecutive quarters of revenue growth 7 consecutive quarters of positive Earnings $54.5 MM of cash & short-term investments Nominal amount of debt 1,100+ cities in 20 countries on 5 continents Patented technology Telecom, messaging, Internet, e-commerce, Web-marketing, direct Q3 Revenue: Financial growth 5.5 million subscribed telephone numbers (DIDs) Global advanced messaging network Expertise Strong financial position 6

j2 Global

Sales Channels

Web

- Target individual users
- Targeted marketing over the Web
- Use of Web-based marketing tools

www.eFax.com
www.j2.com
www.Consensus.com

Corporate

- Direct sales force to SMEs and large companies
- TeleSales to smaller businesses
- Resellers
- Permission-based marketing

www.j2Corporate.com
www.jBlast.com
www.M4Internet.com

Licensed Services

- Opportunistically license j2 Global's intellectual property and know how
- PaperMaster license fees
- Royalty revenue from non-core assets

www.PaperMasterPro.com

Significant interdependency between Sales Channels

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j2 Global Communications, Inc.

Corporate Channel Vertical Markets Financial institutions Law firms & corporate legal departments Real estate Hospitality Government Medical Remote workers & “road warriors” Critical Features Digitization (paper reduction) Security Privacy Efficiency Cost 8

eFax Corporate www.eFaxCorporate.com 9

9/30/2003 63,281 316,949 380,230 5.1 MM 5.5 MM Q3 6/30/2003 55,884 293,104 348,988 4.8 MM 5.2 MM Q2 3/31/2003 48,727 256,242 304,969 4.3 MM 4.6 MM Q1 12/31/2002 43,331 226,863 270,194 4.0 MM 4.3 MM Q4 Active Telephone Numbers (DIDs) 9/30/2002 34,480 212,001 246,482 4.3 MM 4.6 MM Q3 400,000 350,000 300,000 250,000 200,000 150,000 Corporate (DIDs) Numbers Telephone Paid Web Paid TOTAL PAID DIDs Free TOTAL ACTIVE DIDs 10

Key Revenue Drivers 2004 62.0 64.0 64.0 62.0 2003 59.5 64.0 64.0 60.8 Greater than two-thirds of subscriber revenue comes from Q1 Q2 Q3 Q4 Net DID additions in the period Greater than 75% of subscriber revenue is recurring Revenue/DID/Month (ARPU) usage Effective Business Days in period Market condition changes in key verticals (e.g. mortgage) General economic conditions Web Corporate 11

23,845 2.8% 63,281 7,397 2,157 180.5 to better Metrics Q3 ‘03 316,949 $13.54 Q2 ‘03 293,104 36,862 $13.79 2.9% 55,884 7,157 1,977 176.3 (1) 29,379 3.5% 48,727 5,396 1,454 157.1 Q1 ‘03 256,242 $14.04 (1) 14,862 3.7% 43,331 8,851 1,257 135.1 Q4 ‘02 226,863 $13.94 (1) 14,005 4.9% 34,480 6,000 1,219 124.2 Q3 ‘02 212,001 $13.46 (2) (3) Paid - Number of Deployed DIDs Net DID Additions ARPU / Month Cancellation Rate Corporate Number of Deployed DIDs Net DID Additions Number of Accounts Page Index During the quarter, certain low-revenue accounts were reclassified from the Corporate to the Web reflect how these accounts are managed. Defined as customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month). Calculated monthly and expressed here as an average over the three months of the quarter. The index is defined as the total pages per quarter of inbound and outbound traffic for Corporate, expressed as a percentage of the total inbound and outbound pages for the channel during Q1 2002 (Index = 100). Web (1) (2) (3) 12

59 51 71 Q3 65 46 65 Q2 2003 jBlast 62 36 60 Q1 Corp: Mortgage 58 31 51 Q4 Corporate Page Index Detail 61 22 41 Q3 2002 Corp: Non-Mortgage 67 13 29 Q2 68 9 23 Q1 200 180 160 140 120 100 80 60 40 20 - 13 Page Index

Sept. Aug. July 2003 June Monthly Mortgage Traffic Index May April 70 60 50 40 30 20 10 0 Page Index 14

j2 Global

Product Roadmap


IP Fax
Document Management
Voice Services
Unified Messaging & Comm. Services

IP Fax

- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting
- Secure fax
- OCR

- Fax storage/archive
- New notification methods

Document Management

- ProtoFax®
- Messenger 3.0
- HotSend®
- PaperMaster Pro™

Voice Services

- Inbound VM to Email
- Voicemail management
- Telephone access
- Web-based Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Unified Messaging & Comm. Services

- Integrated Email, voicemail & fax services

- "Instant Messaging" integration
- Internet access

■ -Currently offered (blue)
■ -Future opportunities (black)

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j2 Global Communications, Inc.

Financial Highlights 16

j2 Global

Historical Revenue Growth



$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
26 consecutive quarters of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03

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j2 Global Communications, Inc.

9.2% 681 11.9% 416 11.0% Q3 $17,806 $18,903 12.8% 609 -0.6% 121 12.0% 2003 Q2 $16,307 $17,037 11.6% 612 142 8.4% Quarterly Revenue Q1 $14,454 -14.4% $15,208 12.2% 715 -8.7% 354 12.2% Q4 $12,956 $14,025 2002 10.8% 783 11.1% 169 10.6% Q3 $11,551 $12,503 Subscriber Quarter-to-Quarter Growth Advertising Quarter-to-Quarter Growth Licensed Services Total Revenue Quarter-to-Quarter Growth 18

• 9.2% 9.5% 416 • Q3 $13,074 5,413 $18,903 11.0% to • Web • Channel to • by 11.3% 4,943 14.8% 121 12.0% • 2003 Q2 $11,973 $17,037 Corporate • the from • (1) 9.3% 4,306 12.5% 141 8.4% • Revenue Q1 $10,761 $15,208 reclassified • (1) 9.0% 3,827 15.9% 354 12.2% were • Q4 $9,844 $14,025 accounts • 2002 managed. • (1) 8.9% 3,303 16.3% 169 10.6% are • Quarterly Q3 $9,031 $12,503 low-revenue • accounts • Growth Growth Growth certain these quarter, how • Services Revenue the reflect • Quarter-to-Quarter Quarter-to-Quarter Quarter-to-Quarter During better • Web Corporate Licensed Total • 19

j2 Global

Cost Trends


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
Gross Margin
Operating Margin
G&A
Sales & Marketing*
Engineering
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03

*In Q4 2002, excludes a one-time recovery of a marketing payment of $694,000

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j2 Global Communications, Inc.

Q2 ‘03 $8.623 (0.947) $7.676 Q2 ‘03 $8.542 (1.414) $7.128 Q3 ‘03 Q1 ‘03 $5.308 (0.300) $5.008 Q2 ‘03 Q4 ‘02 $6.327 (1.049) $5.278 Q1 ‘03 (2) Free Cash Flow amounts are not meant Q3 ‘02 $4.631 (0.483) $4.148 (1) Q4 ‘02 Free Cash Flow Q2 ‘02 $3.658 (0.751) $2.907 Earnings & Free Cash Flow Q3 ‘02 Net Earnings Q1 ‘02 $1.740 (0.546) $1.194 Q2 ‘02 Q1 ‘02 (in millions) $8.0 $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 Includes a one-time recovery of a marketing payment of $694,000. Net cash provided by operating activities, less purchases of FF&E. as a substitute for GAAP, but are solely for informational purposes. )snoliilM( (1) (2) Net cash provided by operating activities Purchases of FF&E Free Cash Flow 21

Tax Considerations GAAP tax accrual > Actual taxes paid for 2004 Net Operating Loss Carry-Forwards (NOLs) at 9/30/03 Company had approximately $41MM and $43MM of Federal and State available NOLs, respectively, for tax purposes Company had approximately $1MM of Federal tax credits available Reduction of the Valuation Allowance on Deferred Tax Assets Anticipated to occur in Q4 2003 Most or all of the remaining NOL would be recognized Result would be a one-time tax benefit of $9MM to $13MM in Q4 2003 Beginning Q1 2004, GAAP tax accrual likely to occur Current expected rate of no greater than 40%, assuming current Federal and State tax rates Dependent upon several factors, including the relative composition of the Company’s domestic and international business Various off-sets for future cash payment of taxes Federal & State tax credits Remaining NOLs Future stock option deductions Income Tax Expense in 2004 22

(Reaffirmed 1/8/04) Fiscal 2003 $71.4MM $1.03 Q4 2003 $20.3MM $0.31 2003 Financial Guidance (1)(2) Assumes fully diluted shares of 25,814,951 as of October 15, 2003 reduction of the Company’s tax valuation allowance Assumes a 5% California tax rate and no (See Tax Considerations). Revenue Net Earnings Per Fully Diluted Share (1) (2) 23